First Financial Bank
Borrower: Noble Roman's, Inc.
Loan Number: [ ]

Exhibit 10.4

Term Note

$4,500,000

September 13, 2017
("Effective Date")

1. PROMISE TO PAY. On or before September 13, 2022(the "Maturity Date"), **NOBLE ROMAN'S, INC.**, an Indiana corporation ("Borrower"), for value received, hereby promises to pay to the order of **FIRST FINANCIAL BANK**,an Ohio state chartered bank whose address is 255 East Fifth Street, Suite 800, Cincinnati, Ohio 45202 (together with its successors and assigns, the "Lender") the sum of FOUR MILLION FIVE HUNDRED THOUSAND AND 00/100 Dollars ($4,500,000.00) (the "Term Loan"), plus interest as provided herein, less such amounts as shall have been repaid in accordance with this Term Note (this "Note"). The outstanding balance of this Note shall appear on a supplemental bank record and is not necessarily the face amount of this Note, which record shall evidence the balance due pursuant to this Note at any time.

2. NOTE TERMS, RATE AND PAYMENT DATES.

This Note shallbe subject to the terms and conditions of the Loan Agreement between Lender and Borrower dated as of even date herewith (as the same may be amended, renewed, consolidated, restated, replaced or otherwise modified from time to time, the "Loan Agreement").

Subject to the other terms of this Note and the other Loan Documents,principal sum outstanding hereunder shall bear interest at a floating rate per annum equal to 4.25% in excess of the LIBOR Rate (the "Interest Rate"). The Interest Rate shall initially be determined as of the Effective Date and shall be effective on and after the Effective Date until the first day of the first month following the Effective Date. If the Effective Date does not occur on the first day of a calendar month, the LIBOR Rate shall mean the one-month LIBOR Rate in effect two New York Banking Days prior to the Effective Date. The Interest Rate shall be adjusted automatically on the first day of each calendar month. Interest shall be calculated based on a 360-day year and charged for the actual number of days elapsed.

Notwithstanding anything herein contained to the contrary, if, prior to or during any period with respect to the LIBOR Rate:

(a) Any change in any law, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for Lender to fund or maintain its funding in Eurodollars of any portion of the Term Loan subject to the LIBOR Rate or otherwise to give effect to Lender's obligations as contemplated hereby; or

(b) One month LIBOR deposits are not readily available in the London Inter-Bank Offered Rate Market, or that, by reason of circumstances affecting such market, adequate and reasonable methods do not exist for ascertaining the rate of interest applicable to such deposits,then, Lender may, by telephonic notice to Borrower, declare Lender's obligations in respect of the LIBOR Rate to be terminated forthwith, and upon such notice, (i) the LIBOR Rate with respect to Lender shall forthwith cease to be in effect, and (ii) amounts outstanding hereunder shall bear interest from and after such date at a rate equal to the floating rate per annum equal to 2.25% in excess of the Prime Rate.

Borrower hereby agrees to reimburse and indemnify Lender from all increased costs or fees incurred by Lender subsequent to the Closing Date relating to the offering of rates of interest based upon the LIBOR Rate. Without limiting the generality of the foregoing, and in addition thereto, if any change (a "Change") since the Closing Date in any law, regulation or official directive (including, without limitation, any request, rule, guideline or directive (1) in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") or (2) enacted, promulgated, adopted, issued or implemented by the Bank of International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign financial regulatory authorities), or in any interpretation thereof by any governmental body charged with the administration of any of the foregoing, shall:

(i) increase the cost to Lender, by an amount which Lender deems to be material, of making, converting into, continuing or maintaining the Term Loan bearing interest based upon the one-month LIBOR or reduce any amount receivable hereunder in respect thereof, or

(ii) have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such Change by an amount deemed by Lender to be material, then, in any such case, after submission by Lender to Borrower of a written request therefor, Borrower shall pay Lender any additional amounts necessary to compensate Lender for such increased cost or reduction. Lender agrees that, upon the occurrence of any event giving rise to the operation of this paragraph, it will use reasonable efforts to designate another lending office (if possible) for the unpaid principal balance of the Term Loan affected by such event with the object of avoiding the consequences of such event; *provided* that no such designation shall be required unless such designation can be made on terms that, in the reasonable judgment of Lender, cause Lender and its lending office(s) to suffer no material economic, legal or regulatory disadvantage. Notwithstanding anything to the contrary contained herein, for all purposes of the Loan Documents, all requests, rules, guidelines and directives (A) in connection with the Dodd-Frank Act or (B) enacted, promulgated, adopted, issued or implemented by the Bank of International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign financial regulatory authorities shall, in each case, be deemed to constitute a Change regardless of the date on which such request, rule, guideline or directive was enacted, promulgated, adopted, issued or implemented. A certificate of Lender setting forth the amount or amounts necessary to compensate Lender as specified in this paragraph and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Notwithstanding any provision to the contrary in this Note, in no event shall the interest rate charged on the Term Loan exceed the maximum rate of interest permitted under applicable state and/or federal usury law. Any payment of interest that would be deemed unlawful under applicable law for any reason shall be deemed received on account of, and will automatically be applied to reduce, the principal sum outstanding and any other sums (other than interest) due and payable to Lender under this Note, and the provisions hereof shall be deemed amended to provide for the highest rate of interest permitted under applicable law.

Interest shall be payable on the first day of each calendar month beginning on October 1, 2017. In addition to, and without limiting, any provision of the Loan Agreement, the unpaid principal balance of this Note shall be due and payable in consecutive monthly installments, each in the amount of $53,571.43, on the first day of each calendar month, beginning October 1, 2017, and continuing thereafter until this Note is paid in full; *provided* that the entire principal balance, together with all accrued and unpaid interest and any other charges, advances and fees, if any, outstanding hereunder shall be due and payable in full on the earlier of (a) the Maturity Date and (b) acceleration of this Note.

Payments received in respect of this Note will be applied in the following order: first, to charges, fees and expenses (including Attorneys' Fees if an Event of Default has occurred and is continuing), second, to accrued interest, and third, to principal. No part of the Indebtedness evidenced by this Note may, on the repayment thereof, be redrawn or reborrowed by Borrower.

3. SECURITY. This Note is secured, among other things, by: (i) the Borrower Security Agreement, (ii) all of other Security Documents to which Borrower is a party and (iii) all of the Collateral described in any of the foregoing and in any of the other Loan Documents.

4. USE OF PROCEEDS. Borrower certifies that the proceeds of the Term Loan will be used for business purposes in accordance with the Loan Agreement and the other Loan Documents.

5. USA PATRIOT ACT.

(a) Borrower hereby acknowledges that it seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts Borrower hereby represents, warrants, and agrees that, to the best of its knowledge based upon appropriate diligence and investigation:

(i) none of the cash or property that Borrower has paid, will pay or will contribute has been or shall be derived from, or related to, an activity that is deemed criminal under United States law; and

(ii) no contribution or payment by Borrower to Lender shall cause Lender to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act

of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.

(b) Borrower agrees to (x) promptly notify Lender if any of these representations cease to be true and accurate and (y) provide to Lender any additional information that Lender deems necessary or appropriate to ensure compliance with all applicable laws concerning money laundering and similar activities.

(c) Borrower agrees that if at any time Lender determines that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering and similar activities, Lender may undertake whatever actions it considers appropriate to ensure compliance with applicable law or regulations.

(d) Borrower further agrees that Lender may release confidential information about Borrower and, if applicable, any of its owners, legal or beneficial, to proper authorities if Lender, in its sole discretion, determines that it is in the best interests of Lender in light of relevant rules and regulations under the laws described in this Section.

(e) USA Patriot Act Notification. The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

> IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. When a borrower opens an account, if borrower is an individual, the applicable bank will ask for borrower's name, taxpayer identification number, residential address, date of birth and other information that will allow such bank to identify borrower, and, if borrower is not an individual, such bank will ask for borrower's name, taxpayer identification number, business address, and other information that will allow such bank to identify borrower. The bank may also ask, if borrower is an individual, to see borrower's driver's license or other identifying documents, and, if borrower is not an individual, to see borrower's legal organizational documents or other identifying documents.

6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof.

7. DEFINITIONS. Capitalized terms used herein which are not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement or in the other Loan Documents, as applicable. All financial terms used herein but not defined herein or in the Loan Agreement or in any other Loan Document have the meanings given to them by GAAP. All other undefined terms have the meanings given to them in the Uniform Commercial Code as adopted in the State of Ohio.

8. COVENANTS. Borrower agrees that, from the date of execution of this Note until Payment in Full of the Obligations, Borrower will comply with all of the covenants set forth in the Loan Agreement and the other Loan Documents.

9. EVENTS OF DEFAULT. Upon the occurrence and during the continuation of an Event of Default, Lender may, at its option, without any demand or notice whatsoever other than as set forth herein (which demand and notice are hereby waived by Borrower), declare this Note and all Obligations to be fully due and payable, together with accrued interest and all prepayment premiums, fees, charges and expenses (including Attorneys' Fees) applicable thereto.

10. REMEDIES. After the occurrence and during the continuation of an Event of Default, in addition to any other remedy permitted by law, including, but not limited to those remedies provided to secured parties under the Uniform Commercial Code, Lender may at any time, without notice, apply the Collateral to this Note or such other Obligations, whether due or not, and Lender may, at its option, proceed to enforce and protect its rights by an action at law or in equity or by any other appropriate proceedings; provided that this Note and the Obligations shall be accelerated

automatically and immediately if the Event of Default is a filing under the Bankruptcy Code. In addition, Lender may use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, tradestyle, copyright, patent right, trade secret or technical process used or utilized by Borrower. Lender may take such measures as Lender may deem necessary or advisable to preserve, collect, process, develop, maintain, protect, care for or insure the Collateral or any portion thereof; and Borrower irrevocably appoints Lender as Borrower's attorney-in-fact to do all acts and things in connection therewith and in particular, to endorse checks and other instruments payable to Borrower. Borrower shall pay all costs of collection incurred by Lender, including its Attorneys' Fees, if this Note is referred to an attorney for collection, whether or not payment is obtained before entry of judgment.

Lender's rights and remedies hereunder are cumulative, and may be exercised together, separately, and in any order. No delay on the part of Lender in the exercise of any such right or remedy shall operate as a waiver. No single or partial exercise by Lender of any right or remedy shall preclude any other further exercise of it or the exercise of any other right or remedy. No waiver or indulgence by Lender of any Event of Default shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be construed as a waiver of any other occurrence in the future.

11. LATE FEE; DEFAULT RATE; FEES. If any payment is not paid within 10 days after it is due (except when due by acceleration pursuant to Section 10 hereof in which case the Late Fee shall immediately apply), Borrower agrees to pay to Lender the Late Fee. Upon the occurrence and during the continuation of an Event of Default, Borrower agrees to pay to Lender, and Borrower agrees that Lender may increase the Interest Rate to, in each case without notice, the Default Rate. Lender may impose a non-sufficient funds fee for any check that is presented for payment that is returned for any reason. In addition, Lender may charge loan documentation fees as may be reasonably determined by Lender.

12. PREPAYMENT. Borrower may prepay all or part of the Loans under this Note, subject to the provisions of Section 2.2 of the Loan Agreement; *provided* that Borrower acknowledges that, in the event that one or more Rate Management Agreements, if any, are applicable to the Loans under this Note, such Rate Management Obligations shall be subject to standard swap termination event penalties or premiums, as the market interest rate environment dictates.

13. ENTIRE AGREEMENT; FACSIMILE SIGNATURE. Borrower agrees that there are no conditions or understandings which are not expressed in this Note and the other Loan Documents. This Note may be signed by facsimile signature or other electronic delivery of an image file reflecting the execution hereof, and if so signed, may be relied on by Lender as if the document were a manually signed original and will be binding on Borrower for all purposes.

14. SEVERABILITY AND INTERPRETATION. The declaration of invalidity of any provision of this Note shall not affect any part of the remainder of the provisions. Unless the context otherwise indicates, the singular includes the plural and vice versa, the masculine includes the feminine and neuter, and the pronouns "herein" and the like refer to this entire Note.

15. ASSIGNMENT. Borrower agrees not to assign any of Borrower's rights, remedies or obligations described in this Note without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion. Borrower agrees that Lender may assign some or all of its rights and remedies described in this Note without notice to, or prior consent from, Borrower.

16. MODIFICATION; WAIVER OF LENDER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Borrower and Lender. Lender may perform Borrower's obligations, or delay or fail to exercise any of its rights or remedies, without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on another occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases (i) any of the obligations belonging to any co-borrower, endorser or Guarantor (ii) any of its rights against any co-borrower, Guarantor or endorser, or (iii) the Collateral or any other property securing the Obligations.

17. WAIVER OF BORROWER. Demand, presentment, protest and notice of dishonor, notice of protest and notice of default are hereby waived by Borrower, and any endorser or Guarantor hereof. Each of Borrower and all Guarantors, co-makers and accommodation makers of this Note hereby waives relief under valuation and appraisement laws and all suretyship defenses including but not limited to all defenses based upon impairment of Collateral and all suretyship defenses described in Section 3-605 of the UCC. Such waiver is entered to the full extent permitted by Section 3-605 (i) of the UCC.

18. NOTICES. Any notices under or pursuant to this Note shall include Borrower's name and shall be made in accordance with the Loan Agreement.

19. TIME IS OF THE ESSENCE. Time is of the essence in carrying out all of the provisions in this Note.

20. GOVERNING LAW; CONSENT TO JURISDICTION. This Note is delivered in, is intended to be performed in, will be construed and enforceable in accordance with and governed by the internal laws of, the State of Ohio, without regard to principles of conflicts of law that would result in the application of the laws of any state other than the State of Ohio. Borrower agrees that the state and federal courts in the County where Lender is located or any other court in which Lender initiates proceedings shall have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding shall be effective if mailed to Borrower at the address set forth in the Loan Agreement.

21. JURY WAIVER. LENDER, BORROWER AND ANY ENDORSER OR GUARANTOR HEREOF WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[*Signature Page Follows*]

BORROWER:

NOBLE ROMAN'S, INC.

By:________________________________
[Name], [Title]

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TERM NOTE